UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 5, 2025

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road N.E., Suite 1550
Atlanta,	Georgia	30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(404)	639-6500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 5, 2025, Ameris Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, there were present in person or by proxy 60,816,492 shares of the Company’s common stock, $1.00 par value per share, representing 88.25% of the shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders: (1) elected 10 members to the Board of Directors of the Company to serve until the Company's 2026 Annual Meeting of Shareholders; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 23, 2025. The voting results for each proposal are as follows:

1.Election of the following director nominees by a majority vote to serve as directors until the annual meeting of shareholders to be held in 2026:

Nominee	For	Against	Abstentions	Broker Non-Votes
William I. Bowen, Jr.	52,215,277	2,848,528	51,919	5,700,768
Rodney D. Bullard	54,954,165	108,604	52,955	5,700,768
Wm. Millard Choate	54,960,465	103,800	51,459	5,700,768
Leo J. Hill	51,561,529	3,497,842	56,353	5,700,768
Daniel B. Jeter	53,980,923	1,083,790	51,011	5,700,768
Robert P. Lynch	53,668,948	1,391,236	55,540	5,700,768
Claire E. McLean	54,955,283	108,211	52,230	5,700,768
James B. Miller, Jr.	53,556,433	1,509,476	49,815	5,700,768
H. Palmer Proctor, Jr.	54,236,756	829,160	49,808	5,700,768
William H. Stern	50,013,486	5,047,224	55,014	5,700,768

2.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 by a vote of 60,663,455 for, 16,807 against, 136,230 abstentions and 0 broker non-votes.
3.Approval, on an advisory basis, of the compensation of the Company’s named executive officers by a vote of 53,534,986 for, 1,297,582 against, 283,156 abstentions and 5,700,768 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Chief Financial Officer

Date: June 6, 2025